EXHIBIT 10.4

CONFIDENTIAL MATERIAL DELETED (DENOTED BY "[CMD]") AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION TOGETHER WITH CONFIDENTIAL TREATMENT REQUEST REGARDING DELETIONS.


                         INTERNATIONAL SERVICE AGREEMENT

                                     between

                             WANG LABORATORIES, INC.

                                       and

                            NEXAR TECHNOLOGIES, INC.






                                      INDEX

                                                                      Page No.

1.       DEFINITIONS.......................................................  1

2.       SCHEDULES.........................................................  3

3.       RESPONSIBILITIES OF WANG..........................................  3

4.       RESPONSIBILITIES OF OEM...........................................  4

5.       TERM AND TERRITORY................................................  5

6.       DEFAULT AND TERMINATION...........................................  5

7.       INSURANCE AND LIMITATION..........................................  6

8.       FORCE MAJEURE.....................................................  6

9.       NON-DISCLOSURE....................................................  7

10.      AUTHORIZED REPRESENTATIVES AND NOTICES............................  7

11.      STATUTE OF LIMITATIONS............................................  8

12.      NON-SOLICITATION OF EMPLOYEES.....................................  9

13.      WARRANTY..........................................................  9

14.      GENERAL...........................................................  9

SCHEDULE A - REMEDIAL MAINTENANCE SERVICE.................................. 11

SCHEDULE B - OEM EQUIPMENT................................................. 14

SCHEDULE C - PRICING & PAYMENT TERMS....................................... 15

SCHEDULE D - DOCUMENTATION AND ESCALATION.................................. 17

SCHEDULE E - WANG DISPATCH PROCEDURES...................................... 18

SCHEDULE F - UNITED STATES SERVICE ADDENDUM................................ 19

SCHEDULE G - CENTRAL/NORTH EUROPE SERVICE ADDENDUM......................... 31

SCHEDULE H - JAPAN/OKINAWA SERVICE ADDENDUM................................ 36







                         INTERNATIONAL SERVICE AGREEMENT

                                     between

                             WANG LABORATORIES, INC.

                                       and

                            NEXAR TECHNOLOGIES, INC.


                            DATED: September 1, 1996





This Agreement, by and between WANG LABORATORIES, INC. (hereinafter "Wang"), a Delaware corporation, with its principal place of business at 600 Technology Park Drive, Billerica, MA 01821-4130 and NEXAR TECHNOLOGIES, INC. (hereinafter "OEM"), a Massachusetts corporation, with its principal office at 182 Turnpike Road, Westborough, MA 01581, is made effective as of September 1, 1996 (the "Effective Date").

WHEREAS, OEM desires that Wang provide certain maintenance service for certain equipment manufactured by OEM, and

WHEREAS, Wang is willing to perform such services upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, Wang and OEM hereby agree as follows:

1.       DEFINITIONS

For the purposes of this Agreement, the following terms shall have the following meanings:

         1.1      "DOA"  shall  mean  "dead  on  arrival"   and  refers  to  any
                  replacement equipment or part(s) which arrives at an End User location, does not function and requires replacement.

         1.2      "CRE" shall mean a Wang Customer Resource Engineer.

         1.3 "End User" shall mean a party to whom OEM is obligated with respect to maintenance of Equipment.

         1.4 "Equipment" shall mean the electronic hardware equipment identified in Schedule B to this Agreement.







         1.5 "Escalation" shall mean the provision of increasing technical expertise by OEM for assistance to Wang Technicians as described in Schedule D to this Agreement.

         1.6 "Hardware Call Support" shall mean screening and diagnosis of End User problems with Equipment.

         1.7 An "Incident" is deemed to have occurred when (a) Wang has been advised that a single unit of OEM Equipment at an End User Location has an undetermined problem, (b) a replacement part has arrived at the Wang Service location, and (c) after a Wang CRE has arrived and the repair of the reported failed Equipment has been made. A repair Incident is limited to the repair of one inoperable serial numbered unit of Equipment. Should additional Equipment require repair at the time the Wang CRE is at the End User Location, the End User will be requested to place another repair request. Multiple unit repairs resulting from a single repair call are deemed multiple repair Incidents and shall be billed individually as separate Repair Incidents.

         1.8 "Load or Loading" shall mean the process of manual or electronic installing of any type of software product that can be used with the Equipment.

         1.9      "Location" shall mean a site where Equipment is installed.

         1.10 "Parts" shall mean modules, subassemblies, boards, components and materials related to the Equipment.

         1.11 "PPM" shall mean "prime period of maintenance" which, is 8 AM to 5 PM, local country time, Monday through Friday of each week, exclusive of holidays locally observed by Wang.

         1.12     "Preventive   Maintenance"  shall  mean  regularly   scheduled
                  maintenance    designed   to   minimize   failures   per   the
                  manufacturer's recommendations.

         1.13 "RSL" shall mean those lists of spare parts that make up OEM's recommended Parts list for the Equipment.

         1.14 "Remedial Maintenance Service" shall mean the service required in order to correct the improper functioning of Equipment described in Schedule B to this Agreement.

         1.15 "Repair" shall mean the repair of defective parts as described in Schedule E of this Agreement.


                                        2





         1.16 "Response Time" shall mean the amount of time required for a Wang CRE to arrive on site at an End User Location measured from the later of the time End User's or the OEM's call is received by Wang or availability of the required Part.

         1.17 "Service City" shall mean those cities listed in any country addendum of this Agreement in which Wang maintains a service office.

         1.18 "Service Desk" shall mean the Wang Customer Support Center or local country service support process.

         1.19 Other capitalized terms shall have the meanings set forth in the text of this Agreement.

2.       SCHEDULES

         Schedules A through H are incorporated into, and are made part of, this Agreement. Local country pricing, terms and conditions may be added to this Agreement by additional Schedules from time to time.

3.       RESPONSIBILITIES OF WANG

         3.1 Wang shall provide Remedial Maintenance Service as set forth in Schedule A during the manufacturers warranty term for the Equipment set forth in Schedule B which is installed at End User Locations in the designated countries from and after the Effective Date or any extension thereof.

         3.2 Wang shall provide trained maintenance personnel for the performance of Remedial Maintenance Service.

         3.3 Wang shall perform Remedial Maintenance Service in a competent and workmanlike manner.

         3.4 Wang shall receive all requests for Remedial Maintenance Service directly from End Users. Wang shall (i) screen all requests for on-site service, (ii) perform fault isolation routines, and (iii) dispatch its CREs or local country service provider in response to such request as provided in Schedule E.

         3.5 Remedial Maintenance Service will be considered to be complete when the Equipment is operating in accordance with the manufacturers published specifications and/or has successfully executed industry-standard software diagnostic testing commonly utilized in connection with such item of Equipment.


                                        3





         3.6 Wang shall arrive on site for repair of End User's Equipment based on the specified response time. Such performance is contingent upon the receipt of the repair Part(s) and the availability of the End User at the repair location.

         3.7 Wang shall not provide telephone assistance or labor for the Loading of any software application or operating system or other on site software support unless specifically provided for in this Agreement.

         3.8 Any service requested by the OEM which is out of the scope of this Agreement shall be performed at the sole discretion of Wang and at the then current local country Wang hourly rates and any applicable minimum charges.

4.       RESPONSIBILITIES OF OEM

         4.1 OEM shall pay Wang for Remedial Maintenance Service pursuant to the payment terms defined in Schedule C of this Agreement.

         4.2 OEM shall provide to Wang an Escalation Procedure and/or Documentation as defined in Schedule D to this Agreement.

         4.3 OEM shall provide to Wang, at no charge, any special diagnostics, tools and/or test equipment required to perform Remedial Maintenance Service. Such items will be returned to OEM upon termination of this Agreement, in good operating condition, less any reasonable wear and tear.

         4.4 OEM shall provide such RSLs, Parts and Repair as defined in each country addendum to this Agreement.

         4.5 OEM shall provide and staff a U. S. technical support "help desk" for use by Wang Customer Support Center personnel.

         4.6 OEM hereby grants to Wang the right of first refusal to have included under this Agreement such other new equipment as may be manufactured and/or sold by OEM. Notice of the right to exercise such option shall be given to Wang by OEM promptly, and Wang shall inform OEM as to its acceptance or refusal, or its request such additional information as h may require, within forty-five (45) days of receipt of such notice.

         4.7 OEM shall be charged the "reasonable and customary" cost of mileage or commercial land and air travel when it is required for the performance of Remedial Maintenance Service beyond 83km (50 miles) of a Wang local country Service City. Commercial travel includes, but is not limited to, such items as airfare, ferry and rental vehicles. Wang and OEM shall mutually agree to such reasonable and customary travel cost in each instance prior to incurring the cost.

                                        4





                  Locations which typically require additional travel cost include, without limitation, Diego Garcia; Havana, Cuba, Guantanamo Bay, Cuba; Azores; Herakliou, Crete; Adana, Turkey; and Greenland.

         4.8 OEM will be charged the actual charges for reasonable lodging and meals, when, if in the best interest of Wang and OEM, it is determined that a Wang CRE remain overnight at or near the End User Location.

         4.9 OEM shall be charged the actual cost of renting or leasing any special test equipment when required to isolate a problem property.

5.       TERM AND TERRITORY

         5.1      This Agreement shall be effective as of the Effective Date.

         5.2 Unless otherwise terminated as provided herein, this Agreement shall have an initial term of thirty-six (36) months ("Initial Term") and shall continue thereafter from year to year unless terminated in writing by either party.

         5.3 Either party shall have the right to terminate this Agreement at the end of the Initial Term or at the end of any extended term upon not less than ninety (90) days prior written notice to the other party.

         5.4 OEM hereby appoints Wang as its exclusive authorized service organization for Remedial Maintenance Services for the equipment set forth in Schedule B. This appointment, however, shall not apply, nor is it intended to prevent, those authorized dealers and "value-added resellers" of OEM from servicing equipment units sold b them to their respective end user customers. OEM shall provide Wang with a listing of such dealers and value added resellers who are providing services similar to those specified in this Agreement, and shall update such list on a regular basis.

         5.5 The services to be provided by Wang hereunder shall be provided in countries where Wang has local CREs or designated service providers. The services may be performed by Wang, an affiliate of Wang, or Wang designated service provider.

6.       DEFAULT AND TERMINATION

         6.1 If either party defaults in performance of any material obligation under this Agreement, and such default is not cured within sixty (60) days after receipt of written notice from the non-defaulting party, the non-defaulting party shall have the right to terminate this Agreement effective after the expiration of such sixty (60) days.

                                        5






         6.2      In addition,  if OEM fails to pay any moneys within forty-five
                  (45) days of written notice from Wang that such moneys are due, OEM will pay upon demand all costs, including attorney's fees, expended in collecting overdue charges, as well as interest on all unpaid charges at the rate of 1.5% per month, and Wang may suspend its performance under this Agreement until all moneys owed are paid in full.

         6.3 Termination of this Agreement shall not affect any rights existing as of the effective date of termination.

         6.4 Except as provided in Section 7.2, the rights and remedies provided in this Agreement are cumulative and in addition to any other rights or remedies available at law or in equity.

7.       INSURANCE AND LIMITATION

         7.1 OEM shall, at its sole expense, maintain such insurance as is reasonably necessary to protect itself and Wang against any and all product liability claims with respect to Equipment. Upon Wang's request, OEM shall provide Wang with a certificate of insurance evidencing the existence of such insurance and naming Wang as a loss payee in the event of loss by Wang. OEM shall indemnify and save Wang harmless from any and all liabilities, costs and expenses (including attorneys' fees and costs) with respect to any claim of an End User or third party relating to said product liability claims.

         7.2 EACH PARTY SHALL ONLY BE LIABLE FOR DIRECT DAMAGES FOR ANY BREACH OF THIS AGREEMENT AND IN NO EVENT SHALL EITHER PARTY BE LIABLE UNDER ANY PROVISION OF THIS AGREEMENT OR OTHERWISE FOR ANY RELIANCE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR FOR THE LOSS OF PROFIT, REVENUE OR DATA EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE. THE PARTIES ACKNOWLEDGE THAT THE CHARGES FOR THE SERVICES PROVIDED HEREUNDER HAVE BEEN ESTABLISHED IN CONTEMPLATION OF THE FOREGOING ALLOCATION OF RISKS.

8.       FORCE MAJEURE

         Neither party shall be liable for any delay in performance, or failure to perform, under this Agreement caused by shortages of materials, acts of God, fire, flood, war, embargo, labor trouble, riots and laws, rules, regulations and orders of any governmental authority or any other similar cause beyond the control of the party affected at the time such cause arises. If any delay or inability to perform continues for more than sixty (60) days, either party shall have the right to terminate this Agreement upon written notice

                                        6





         to the other party, or to suspend its obligations hereunder until such time as such delay or inability to perform is corrected.

9.       NON-DISCLOSURE

         9.1 Wang and OEM agree to maintain in confidence and not, without the written permission of the disclosing party, to disclose, reproduce or copy any information, software, materials, or documents received from the other party that are marked confidential or proprietary or, in the Case of information disclosed orally, orally disclosed information that is identified as confidential at the time of its disclosure and identified to the receiving party as confidential information in a writing that describes the confidential information with reasonable specificity within five days of its oral disclosure. The obligations under this Section shall survive the expiration or termination of this Agreement for whatever reason, and shall be binding on OEM's successors and assigns.

         9.2 All confidential or proprietary information provided by one party to the other pursuant to this Agreement is provided solely for the receiving party's use in performing its obligations hereunder and shall not be used or made available for any other purpose.

         9.3 The obligations of this Section 9 shall not apply to information that is: (a) already known to the receiving party at the time of its disclosure; (b) becomes publicly available without breach of this Agreement; (c) independently developed by the receiving party outside the scope of this Agreement; or
                  (d) received from a third party without obligation of confidentiality.

         9.4 OEM acknowledges that Wang's business includes the design and development of products which may be similar to the Equipment and, notwithstanding the foregoing, nothing in this Agreement shall preclude or in any way impair the conduct of such business by Wang.

10.      AUTHORIZED REPRESENTATIVES AND NOTICES

         10.1 Each party shall designate one representative who shall be authorized to take any and all action and/or grant any approvals required in the course of performance of this Agreement. Such representative shall be fully authorized to act for and bind such party, including the approval of amendments to this Agreement. Until written notice to the contrary is provided, the authorized representatives of the parties are as follows:


                                        7





                  for Wang:                      for OEM:

                  Timothy B. Tormey              Thomas J. Bill
                  Director, Services Marketing   Vice President-Finance & Admin.
                  Wang Laboratories, Inc.        Nexar Technologies, Inc.
                  600 Technology Park Drive      182 Turnpike Road
                  Billerica, MA 01821-4130       Westborough, MA 01581

         10.2 Any notice or other communication required or permitted under this Agreement shall be in writing and shall be delivered in person or sent by certified mail, return receipt requested, addressed as set forth below:

                  In the case of Wang:             with a copy to:

                  Wang Laboratories, Inc.          Wang Laboratories, Inc.
                  600 Technology Park Drive        600 Technology Park Drive
                  Billerica, MA 01821-4130         Billerica, MA  01821-4130
                  Attention:  Timothy B. Tormey    Attention:  Law Department

                  In the case of OEM:              with a copy to:

                  Nexar Technologies, Inc.         Nexar Technologies
                  182 Turnpike Road                182 Turnpike Road
                  Westborough, MA 01851            Westborough, MA  01851
                  Attention:  Thomas J. Bill       Attention:  Law Department

         10.3 Either party may change the name or address to which notices or other communications are to be sent by giving written notice of such change to the other party. Mailed notice shall be deemed given when received as indicated by the return receipt, property addressed and first class postage paid.

         10.4 In addition to the authorized representatives identified in this Section 10, either party may nominate authorized representatives in each of the local countries where Wang service is performed pursuant to this Agreement.

11.      STATUTE OF LIMITATIONS

         No action, whether in contract, tort, or otherwise, arising out of the performance of Remedial Maintenance Service or other services under this Agreement, may be brought by either party more than two (2) years after the cause of action arises, except for an action by Wang to collect payments due hereunder, which may be brought within two (2) years of the time the last payment was due. or an action to collect taxes.


                                        8





12.      NON-SOLICITATION OF EMPLOYEES

         During the period of time extending to the later of one year after the expiration of the Initial Term, or of any extension thereof, neither party shall, without the prior written approval of the other party, directly solicit for hire, hire, or enter into a consulting relationship with any employee of such other party directly connected with performance under this Agreement.

13.      WARRANTY

         Wang warrants to OEM that service under this Agreement will be performed in a good and workmanlike manner. If any failure to meet the foregoing warranty appears within ninety (90) days from the date service is furnished, Wang will re-perform the service without additional charge to OEM.

         The preceding paragraph sets forth the exclusive remedy for claims based on a failure of or defect in service, whether such claim is based on contract, warranty, tort (including negligence), strict liability, or otherwise, and however instituted, and upon expiration of the warranty period all such liability will terminate. The foregoing warranty is exclusive and in lieu of all other warranties, whether written, oral, implied or statutory. NO IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WILL APPLY.

14.      GENERAL

         14.1 Neither this Agreement nor any rights granted hereunder may be assigned by either party without the prior written consent of the other party, except to an acquirer of substantially all the assets of the business with which this Agreement is associated. Any such attempted assignment shall be void.

         14.2 The terms and conditions of this Agreement may be waived, modified, or supplemented only in writing by duly authorized representatives of the parties.

         14.3 No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver or preclude further exercise thereof.

         14.4     Section headings are for convenience of reference only.

         14.5 If any part of this Agreement shall be adjudged by any court of competent jurisdiction to be invalid, such judgment will not affect or nullify the remainder of this Agreement, but the effect thereof will be confined to the part immediately involved in the controversy adjudged.


                                        9





         14.6 This Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of, the Commonwealth of Massachusetts, in the United States Of America.

         14.7 BOTH PARTIES ACKNOWLEDGE HAVING READ THIS AGREEMENT AND AGREE TO BE BOUND BY ITS TERMS. THIS AGREEMENT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE MUTUAL UNDERSTANDING OF THE PARTIES AND SUPERSEDES AND CANCELS ALL PREVIOUS AND CONTEMPORANEOUS WRITTEN AND ORAL AGREEMENTS AND COMMUNICATIONS RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.


IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals Effective Date.


WANG LABORATORIES, INC.              NEXAR TECHNOLOGIES, INC.


By:                                  By: Michael J. Paciello
   --------------------------           -----------------------------------
         (Printed Name)                       (Printed Name)


Title:                               Title: /s/ Michael J. Paciello  Exec. V.P.
      --------------------------           -----------------------------------

Date:                                Date:            9/l7/96
     --------------------------           -----------------------------------


                                       10





                                   SCHEDULE A
                          REMEDIAL MAINTENANCE SERVICE


1.       REMEDIAL MAINTENANCE SERVICE

         Wang shall provide Remedial Maintenance Service with respect to Equipment at End User Locations within 83km (50 miles) of a local country Wang Service City in those countries and at the prices set forth in Schedule C. Wang shall endeavor to restore the Equipment to good working order. Remedial Maintenance Service shall be deemed complete with respect to an item of Equipment when such item of Equipment is operating in accordance with the manufacturers published specifications and/or has successfully executed industry-standard diagnostic testing commonly utilized in connection with such Rem of Equipment. When Remedial Maintenance Service is complete, Wang's CRE will close the call.

2.       EXCLUSIONS TO REMEDIAL MAINTENANCE SERVICE

         The following work is not included in Remedial Maintenance Service. Wang shall have no obligation to provide:

         (a)      Electrical work external to Equipment;

         (b)      Supplies or accessories, painting or refinishing Equipment;

         (c) Service of Equipment which, because of a safety hazard, exposes Wang personnel to a risk of injury;

         (d)      Equipment determined by Wang to be unserviceable;

         (e)      Restoration of data;

         (f)      Repair   of   damage   or  loss   resulting   from   accident,
                  transportation, neglect, misuse or abuse, operator error, failure of electrical power or air conditioning or humidity control, or use for which Equipment was not designed;

         (g)      Service which is impractical for Wang to render because of, or
                  which  is  required  because  of,   attachment,   addition  or
                  connection of the Equipment to another machine or device;

         (h)      Service when no problem is found;

         (i)      Service to any products other than those listed in Schedule B.


                                       11





3.       TIME AND MATERIAL SERVICE

         The following work is not included in Remedial Maintenance Service. Wang shall endeavor to provide these services, subject to availability of resources, at Wang's local country Time and Material hourly service rates in effect at the time of the service request.

         (a) Remedial Maintenance Service beyond 83km (50 miles) of a Wang Service City;

         (b)      Preventive maintenance;

         (c) Making specification or field engineering changes, performing services connected with relocation of Equipment, or adding or moving accessories, attachments or other devices

         (d)      Software programming, software program maintenance or Loading.

         (e) Service required as a result of work on Equipment by parties other than Wang personnel;

         (f) Service in connection with the installation, discontinuance or removal of Equipment;

         (g) Time and travel expense incurred to obtain Parts as a result of OEM's failure to provide Wang with Parts as required herein;

         (h)      Service when in connection with user-replaceable units;

4.       ENGINEERING, FEATURE AND SAFETY CHANGES

         Engineering changes, feature changes, or safety changes for the Equipment shall be installed by OEM. However, if OEM requests, Wang shall install such changes on a "Time and Materials" Service basis, and OEM shall provide all components, parts and instruction packages necessary for Wang to perform such work.

5.       MAINTENANCE OF RELOCATED EQUIPMENT

         If Equipment is to be relocated within a country, Wang shall continue to maintain such Equipment at the new Location within that country, provided the new Location is within 83km (50 miles) of a Wang Service City. If such Equipment is not installed by Wang at the new Location, Wang shall have the right to conduct an inspection after installation of the Equipment at the new Location to determine if the same is acceptable for performance of Remedial Maintenance Service.


                                       12





         If, in the opinion of Wang after inspection, Equipment which has been relocated by persons other than Wang personnel does not qualify for Remedial Maintenance Service because of damage from any cause including, without limitation, improper installation, Wang shall not be required to provide Remedial Maintenance Service for such Equipment. If Wang is requested by OEM to perform such repairs necessary to re-qualify such Equipment for Remedial Maintenance Service, OEM shall pay Wang the cost of such repairs. Charges for such repairs shall be Wang's then current Time and Material Service charges.

6.       NOTIFICATION OF SHIPMENT TO WANG

         On a monthly basis, OEM will provide to Wang via a diskette or by some other electronic means, a text file listing, by serial and model number and date shipped, all of the Equipment shipped to End Users in the respective local countries for which warranty Remedial Maintenance Service is to be provided hereunder.

7.       ADDITIONAL REMEDIAL MAINTENANCE SERVICE TERMS

         (a) Wang will provide Remedial Maintenance Service only to End Users whom Wang reasonably determines to be authorized to receive such services using the verification procedure provided by OEM.

         (b) Wang will provide Remedial Maintenance Service only with respect to Equipment.


                                       13





                                   SCHEDULE B
                                  OEM EQUIPMENT


The Equipment subject to this Agreement is:

                  Description
                  -----------

                  NEXAR Desktop PC

All future products of the same class released by OEM shall be added to the foregoing list.








                                       14





                                   SCHEDULE C
                             PRICING & PAYMENT TERMS


1.        PRICING

         The prices payable by OEM for Next Business Day ("NBD") Remedial Maintenance Service to be delivered pursuant to this Agreement are as set forth in each country addendum.

2.       PAYMENT TERMS

         2.1 Wang shall invoice OEM monthly in the U.S. for warranty service based upon shipments of Equipment during the month.

         2.2 Invoices are due and payable in U.S. Dollars 30 days from date of invoice.

         2.3 In addition to the local country service charge, Wang shall add a 15% administration charge to all invoices for services performed outside the U.S. Local country service charges are subject to annual adjustment should currency exchange rates fluctuate more than 10% per year.

         2.4 All prices for Remedial Maintenance Service are calculated based on a Wang in country Service City within 83km of End User Locations. Locations beyond 83km (50 miles) are subject to local country travel charge adders, where applicable.

         2.5 Custom duties and shipping charges are the responsibility of OEM. These include any related fees Wang or its authorized Distributors incur when taking delivery of OEM supplied Parts.

         2.6 In the event Wang removes a Distributor or ceases providing Remedial Maintenance Service in a local country, Wang will provide OEM 30 days prior written notice. In such event, Wang shall provide OEM an estimate of the cost to support End Users from the nearest practical location.

         2.7 For each Tier A country (as identified in schedules G1 and H1) outside the U.S. where Wang provides Remedial Maintenance Service for Equipment, OEM shall pay Wang a one time set up fee of [CMD].

         2.8 For each Tier B country (as identified in schedules G1 and H1) outside the U.S. where Wang provides Remedial Maintenance Service for Equipment, OEM shall pay Wang a one time set up fee of [CMD].


                                       15






         2.9 For each Tier C country (as identified in schedules G1 and H1) outside the U.S. where Wang provides Remedial Maintenance Service for Equipment, OEM shall pay Wang a one time set up fee of [CMD].












                                       16





                                   SCHEDULE D
                          DOCUMENTATION AND ESCALATION


1.       Documentation

         (a) OEM shall provide Wang one complete set of documentation and diagnostics for each OEM product or product family identified in Schedule B at no charge to Wang and grant Wang the right to copy and distribute these materials to its employees and subcontractors solely for use in fulfilling obligations under this Agreement.

         (b) As soon as practical and from time to time, OEM shall provide Wang with one set of all changes and updates to documentation for each current OEM product. For each future OEM product, OEM shall furnish Wang with one complete set of documentation as promptly after completion of preparation of such documentation as possible.

         (c) All changes and updates to documentation and diagnostics for each current OEM product and complete sets of documentation for OEM future products shall be provided to Wang at no charge. OEM hereby grants Wang the right to copy and distribute such material to its employees and subcontractors solely for use in fulfilling obligations under this Agreement.

2.       Escalation Path

         (a) OEM shall provide Wang a telephone number for the purpose of contacting OEM's technical support group to refer to End User problems and issues that are outside the scope of this Agreement and to obtain technical assistance in the resolution of End User problems.

         (b) OEM shall provide this service, at the least, Monday through Friday each week, 8:00 A.M. to 5:00 P.M. U.S. Eastern Time.

         (c) When the End User's problem cannot be resolved over the phone or through the application of Remedial Maintenance Service by Wang, then OEM may opt to provide its technical support on site. Such support will be provided at no cost to Wang.

         (d) All OEM technical support service shall be provided to Wang at no cost.


                                       17





                                   SCHEDULE E
                            WANG DISPATCH PROCEDURES


(a) Wang maintains a telephone support "service desk" and will perform "first call screening" of End Users who are experiencing problems with their Equipment.

(b) At the time of the call to Wang, the End User will be asked to provide the model and serial number of the failing Equipment, the name of the End User, account contact, the End User's address and telephone number.

(c) If the Wang CRE is unable to resolve the problem with the End User, the local Wang Service Desk will contact the Wang Customer Support Center for assistance.

(d) When the Wang CRE has completed the call, the CRE will note in Wang's records that the call has been "closed out. The entry will include the CRE's on-site arrival and departure time.



                                       18





                                   SCHEDULE F
                         UNITED STATES SERVICE ADDENDUM


Schedule No.                        Description
------------                        -----------

F-1                                 Wang U.S. Service Cities

F-2                                 U.S. Price Schedule and Payment Terms

F-3                                 Parts



                                       19





                                  SCHEDULE F-1
                            WANG U.S. SERVICE CITIES


Sorted by State                                        Sorted by City
---------------                                        --------------

City                              State                City              State
----                              -----                ----              -----
Anchorage                         AK                   Akron               OH
Birmingham                        AL                   Albany              NY
Little Rock                       AR                   Albuquerque         NM
Phoenix                           AZ                   Allentown           PA
Tucson                            AZ                   Anchorage           AK
Fresno                            CA                   Atlanta             GA
Oakland                           CA                   Austin              TX
Sacramento                        CA                   Baltimore           MD
San Francisco                     CA                   Birmingham          AL
Santa Clara                       CA                   Bloomfield          NJ
San Jose                          CA                   Bloominton          IN
Los Angeles                       CA                   Boise               ID
Orange County                     CA                   Boston              MA
San Diego                         CA                   Brooklyn            NY
Denver                            CO                   Buffalo             NY
Hartford                          CT                   Burlington          MA
New Haven                         CT                   Charleston          SC
Stamford                          CT                   Charlotte           NC
Springfield                       CT                   Chattanooga         TN
Washington                        DC                   Chicago             IL
Hollywood                         FL                   Cincinnati          OH
Clearwater                        FL                   Clearwater          FL
Orlando                           FL                   Cleveland           OH
Tampa                             FL                   Columbia            SC
Jacksonville                      FL                   Columbus            OH
Miami                             FL                   Dallas              TX
Atlanta                           GA                   Dayton              OH
Hawaii                            HI                   Delaware            MD
Honolulu                          HI                   Denver              CO
Maui                              HI                   Des Moines          IA
Des Moines                        IA                   Detroit             MI
Boise                             ID                   E. Rutherford       NJ
Chicago                           IL                   Edison              NJ


                                       20



Sorted by State                                        Sorted by City
---------------                                        --------------

City                              State                City              State
----                              -----                ----              -----

Springfield                       IL                   El Paso              TX
Bloomington                       IN                   Eugene               OR
Fort Wayne                        IN                   Fort Wayne           IN
Indianapolis                      IN                   Fort Worth           TX
South Bend                        IN                   Fresno               CA
Kansas City                       KS                   Grand Rapids         MI
Wichita                           KS                   Greensboro           NC
Louisville                        KY                   Harrisburg           PA
New Orleans                       LA                   Hartford             CT
Boston                            MA                   Hawaii               HI
Burlington                        MA                   Hollywood            FL
Worcester                         MA                   Honolulu             HI
Delaware                          MD                   Houston              TX
Baltimore                         MD                   Indianapolis         IN
Rockville                         MD                   Jacksonville         FL
Portland                          ME                   Kansas City          KS
Detroit                           MI                   Knoxville            TN
Grand Rapids                      MI                   Lansing              MI
Lansing                           MI                   Las Vegas            NV
Minneapolis                       MN                   Little Rock          AR
St. Paul                          MN                   Los Angeles          CA
St. Louis                         MO                   Louisville           KY
Charlotte                         NC                   Madison              WI
Greensboro                        NC                   Manchester           NH
Raleigh                           NC                   Maui                 HI
Omaha                             NE                   Memphis              TN
Manchester                        NH                   Miami                FL
Bloomfield                        NJ                   Milwaukee            WI
Edison                            NJ                   Minneapolis          MN
Morristown                        NJ                   Morristown           NJ
Toms River                        NJ                   Mt. Laurel           NJ
E. Rutherford                     NJ                   Nashville            TN
Mt. Laurel                        NJ                   New Haven            CT
Princeton                         NJ                   New Orleans          LA
Albuquerque                       NM                   New York City        NY
Las Vegas                         NV                   Newport News         VA
Albany                            NY                   Oakland              CA


                                       21





Sorted by State                                        Sorted by City
---------------                                        --------------

City                               State               City                State
----                               -----               ----                -----
Buffalo                            NY                  Oklahoma City       OK
Rochester                          NY                  Omaha               NE
Syracuse                           NY                  Orange County       CA
New York City                      NY                  Orlando             FL
Syossett                           NY                  Philadelphia        PA
Brooklyn                           NY                  Phoenix             AZ
Akron                              OH                  Pittsburgh          PA
Cincinnati                         OH                  Portland            ME
Cleveland                          OH                  Portland            OR
Columbus                           OH                  Princeton           NJ
Dayton                             OH                  Providence          RI
Oklahoma City                      OK                  Raleigh             NC
Tulsa                              OK                  Richmond            VA
Portland                           OR                  Rochester           NY
Eugene                             OR                  Rockville           MD
Salem                              OR                  Rosslyn             VA
Allentown                          PA                  Sacramento          CA
Harrisburg                         PA                  Salem               OR
Philadelphia                       PA                  Salt Lake City      UT
Valley Forge                       PA                  San Antonio         TX
Pittsburgh                         PA                  San Diego           CA
Providence                         RI                  San Francisco       CA
Charleston                         SC                  San Jose            CA
Columbia                           SC                  Santa Clara         CA
Memphis                            TN                  Seattle             WA
Chattanooga                        TN                  South Bend          IN
Knoxville                          TN                  Spokane             VA
Nashville                          TN                  Springfield         CT
Austin                             TX                  Springfield         IL
Dallas                             TX                  St. Louis           MO
Fort Worth                         TX                  St. Paul            MN
Houston                            TX                  Stamford            CT
El Paso                            TX                  Syossett            NY
San Antonio                        TX                  Syracuse            NY
Salt Lake City                     UT                  Tacoma              WA
Rosslyn                            VA                  Tampa               FL
Newport News                       VA                  Toms River          NJ


                                       22





Sorted by State                                      Sorted by City
---------------                                      --------------

City                                  State          City                  State
----                                  -----          ----                  -----
Richmond                              VA             Tucson                AZ
Spokane                               VA             Tulsa                 OK
Seattle                               WA             Valley Forge          PA
Tacoma                                WA             Washington            DC
Madison                               WI             Wichita               KS
Milwaukee                             WI             Worcester             MA




                                       23





                                  SCHEDULE F-2
                      U.S. PRICE SCHEDULE AND PAYMENT TERMS


1.     U.S. Price Schedule for Next Business Day On-Site Service

                          Year One Pricing - Labor Only
                          -----------------------------

        Fails/                      % Units                  Warranty
        Unit                         Failed                  Charge/Unit
        ----                         ------                  -----------

        0.025                         2.50%                     [$CMD]
        0.030                         3.00%                     [$CMD]
        0.040                         4.00%                     [$CMD]
        0.050                         5.00%                     [$CMD]
        0.060                         6.00%                     [$CMD]
        0.070                         7.00%                     [$CMD]
        0.080                         8.00%                     [$CMD]
        0.090                         9.00%                     [$CMD]
        0.100                        10.00%                     [$CMD]
        0.200                        20.00%                     [$CMD]
        0.300                        30.00%                     [$CMD]
        0.400                        40.00%                     [$CMD]
        0.500                        50.00%                     [$CMD]
        0.600                        60.00%                     [$CMD]
        0.700                        70.00%                     [$CMD]
        0.800                        80.00%                     [$CMD]
        0.900                        90.00%                     [$CMD]
        1.000                       100.00%                     [$CMD]

For each month during the term of this Agreement, OEM shall pay Wang a fee for the performance by Wang of Remedial Maintenance Service in the U.S. (the "Monthly Fee "). The amount of each Monthly Fee, and the date on which same is due, shall be determined in accordance with the provisions of this Schedule, as follows:

1. Each Monthly Fee shall be the greater of (a) [$CMD] or (b) the amount determined by operation of the formula described below as the "Failure Rate Formula") or (c) a total annual fee agreed upon divided by 12 months.

         (a) The payment for the 1st quarter of the initial term will be as shown in 1.(d).

                                       24






         (b) The 1st quarter payments are based on a [$CMD] per unit shipped or a [CMD%] failure rate as shown in Section I of the Price Schedule:

         (c) This payment schedule is applicable only to the 1st year of this agreement.

         (d)      The following table indicates the required payments:

                           Month 1       Month 2          Month 3
                           -------       -------          -------

                           [$CMD]        [$CMD]           [$CMD]

2. For purposes of the Failure Rate Formula, the following terms shall be applicable:

         (a) An "Equipment Failure" is deemed to have occurred when (i) the End User advises Wang that a unit of Equipment at the End User Location requires Remedial Maintenance Service, and (ii) Wang has dispatched a CRE to perform such Remedial Maintenance Service.

         (b) The "Base Failure Rate" shall be the assumed annual rate(s) of failure of the Equipment which OEM has elected to have apply to the Equipment. The per- unit fee applicable to the Base Failure Rate is set forth in the U.S. Price Schedule above (the "Base Failure Rate Fee"). The Price Schedule also contains the per-unit fees applicable to various failure rates other than the Base Failure Rate.

         (c) "Covered Units" shall be the number of pieces of Equipment for which Wang is required to perform Remedial Maintenance Service in each calendar month during the term hereof. The number of Covered Units subject to Remedial Maintenance Service in any given calendar month shall be deemed to be the total number of pieces of Equipment shipped by OEM to End Users on or before the expiration of the prior month.

         (d) The "Actual Failure Rate" shall be the percentage determined by dividing (i) the product of (x) number of Equipment Failures occurring in a calendar month times (y) twelve (12) by (ii) the number of Covered Units deemed to be applicable to such calendar month.


                                       25





         (e)      The "Average  Actual Failure Rate" shall be the average of the
                  Actual   Failure   Rates   during  any  period  of  three  (3)
                  consecutive months during the term of the Agreement.

3. OEM shall advise Wang in writing of the number of units of Equipment which OEM has shipped to End Users as of each of the fifteenth day and the last day of each month in the term. Such written reports shall be delivered to Wang on or before the twentieth day of the month, and the fifth day of the following month, respectively. The total shipment of units of Equipment in any month shall be the total of the units of Equipment shown in the two reports (an "Actual Monthly Shipment").

4. Wang shall provide to OEM, on or about the tenth day of each month, an invoice for the Monthly Fee applicable to that month, which shall be due and payable within five (5) business days of the date of receipt thereof by OEM. For the first month of the term, the Monthly Fee shall be the product of (a) the Base Failure Rate times (b) the estimated Actual Monthly Shipment for the first month, as reasonably agreed upon by Wang and OEM in writing, plus any applicable Zone Travel Charges. For the second and third months of the term, such invoice shall be the product of (a) the Base Failure Rate times (b) the Actual Monthly Shipment for the first and second months, respectively, plus any applicable Zone Travel Charges.

5. Promptly after the expiration of the third (3rd) month of the term, Wang shall determine the Average Actual Failure Rate applicable to the first three (3) months of the term (the "Ql Failure Rate"). The Monthly Fees payable in the fourth, fifth and sixth months of the term shall be the product of the Q1 Failure Rate times the Actual Monthly Shipments in the third, fourth and fifth months, respectively, plus any applicable Zone Travel Charges. Promptly after the expiration of the sixth (6th) month of the term, Wang shall determine the Average Actual Failure Rate applicable to the fourth, fifth and sixth months of the term (the "Q2 Failure Rate"). The Monthly Fees payable in the seventh, eighth and ninth months of the term shall be the product of the Q2 Failure Rate times the Actual Monthly Shipments for the sixth, seventh and eighth months, respectively, plus any applicable Zone Travel Charges. The Monthly Fees payable for each three-month period in the balance of the term shall be similarly determined, using the Average Actual Failure Rate for the prior quarter in each case.

6. Unless otherwise agreed in writing by Wang and OEM, each unit of Equipment shall be included in the total of the Covered Units only for a period of twelve (12) months. After the expiration of twelve (12) months after the month in which such unit of Equipment was shipped by OEM, Wang shall no longer be obligated to provide

                                       26




         Remedial Maintenance Service with respect to such unit of Equipment, and the total of the Covered Units shall be appropriately reduced.

7. In addition, each Monthly Fee is subject to adjustment to account for the difference, if any between (a) the Monthly Fee (less Zone Travel Charges) paid by OEM with respect to such month, and (b) the amount determined by multiplying the fee applicable to the Actual Failure Rate for such month times the Actual Monthly Shipment for such month. The amount of such difference shall be added to, or subtracted from, as the case may be, the invoice for the next Monthly Fee after such determination has been made. In no event shall any such adjustment cause any Monthly Fee to be less than the [$CMD] minimum or the amount shown in paragraph 1 of this Schedule.

8. Effective not sooner than one (1) year from the Effective Date and upon not less than ninety (90) days prior written notice to OEM, Wang may increase the per-unit fees set forth in the U.S. Price Schedule, provided, however, that such increase shall not exceed ten percent (10%) during any twelve (12) month period.

9. In the event that Wang responds to an Equipment Failure, and OEM has not caused the appropriate Part or Parts to be available to Wang in connection with such Failure as provided herein, OEM shall pay Wang at the then current labor rates with a two (2) hour minimum, for each return visit.

II.      Extended Warranty Pricing

              (Years Two, Three & Four) Pricing - Parts &- Labor
              --------------------------------------------------

              Parts & Labor =                  [$CMD]

Within six (6) months of the date of this Agreement, the monthly minimum billing for Extended Warranty Service shall be [$CMD] ("Minimum Monthly Billing"). If the Minimum Monthly Billing falls below [$CMD] during any subsequent period of three (3) consecutive months, Wang may withdraw the Extended Warranty Service option for new End Users.

III.     Zone Travel Charges

         Zone Travel Charges payable for Remedial Maintenance Service are determined based on the distance from the nearest Wang U.S. Service City to End User's Location. Mileage is determined on a straight line basis utilizing Rand McNally's Road Atlas for the United States and from the center of the Wang Service City.


                                       27





                 Zone I   00 - 50 miles    [$CMD]
                 Zone 2   51 - 75 miles    [$CMD]
                 Zone 3   76 - 100 miles   [$CMD]
                 Zone 4   101 - 199 miles  [CMD]
                                           [CMD]
                               200 - up         *

         Wang shall not be obligated to perform Remedial Maintenance Service at an End User's Location located beyond Zone 4 unless it has given its prior written approval in each case. Such travel is normally impractical by ground transport within a 9 hour PPM.

         Wang reserves the right to bill Travel Zone Charges on a separate invoice.

IV.      Response Time Terms

         Wang will provide Standard Next Business Day Remedial Maintenance Service (i.e., with an eight hour Response Time), provided that the End User Location is within 50 miles of a Wang Service City, and unless otherwise requested by OEM. Wang will provide Remedial Maintenance Service at Locations beyond 50 miles from a Wang Service City with a standard, or designated in writing, Response Time plus four (4) hours for each fifty (50) mile increment beyond fifty (50) miles from a Wang Service City. Wang will also use reasonable efforts to contact the End User by telephone within two hours of receipt of a call to confirm receipt of the call and assignment of CRE. Wang's performance shall be based on items within its control and shall not include items such as, but not limited to, End User delay and End Users located beyond fifty miles of a Wang Service City.


                                       28





                                  SCHEDULE F-3
                                      Parts


1.       OEM shall provide the following Parts services to Wang in the U.S.:

         1.1 Furnish, upon verbal notice from Wang, for Next Business Day delivery, a replacement Part necessary to perform Remedial Maintenance Service;

         1.2 Bear the expenses of shipment of and risk of loss to Parts from OEM location to Wang's storage locations, and stamp, etch, tag or label each Part for the purpose of proper identification when received by Wang;

         1.3 Supply Wang with one copy of a packing slip, or other comparable document, for each delivery of Parts to Wang, and return addressed, self-adhesive shipping label;

         1.4 Replenish Parts within 15 days of request by Wang (including DOA parts) and take all necessary action to maintain the availability of sufficient Parts such that Wang may satisfy its commitments including, without limitation, extended warranty service;

         1.5 In the event it becomes necessary for Wang to notify OEM that one or more Parts are required on an emergency basis, OEM will use its best efforts to ship the Parts required by Wang, by the method specified by Wang, the same day of receipt of such notice when notice is received by OEM during the PPM and within 24 hours of OEM receipt of such notice outside the PPM;

         1.6      Repair or replace defective Parts at no cost to Wang;

         1.7 Provide Wang a quarterly forecast of shipments for future spares purchases;

         1.8 Sell Wang motherboards for the Equipment at a per unit price not to exceed [CMD];

         1.9 Purchase from Wang all obsolete parts at the price charged to Wang.

2.       Wang will provide the following Parts services to OEM:

         2.1      Keep records of the receipt, disbursement and use of Parts;

                                       29





         2.2 Utilize the same procedures in the safekeeping and record keeping of Parts as used in maintaining its own parts and records;

         2.3 Return to OEM, at Wang's expense and risk of loss, all defective Parts provided by OEM and affix to such defective Parts a defective material tag to permit appropriate identification.

3. Upon termination of this Agreement, Wang shall provide OEM with a final reconciliation of all OEM outstanding defective material in transit and shall ship the remaining Parts to the OEM at OEM's expense.

         3.1      If OEM does not notify Wang of any discrepancies within thirty
                  (30) days of receipt of the final reconciliation, and specifically identify any discrepancies, such inventories shall be deemed to be conclusively agreed to by OEM; and OEM shall thereupon be deemed to release and discharge Wang from any liability for discrepancies in the inventory discovered thereafter. Wang's responsibility for unreconciled inventory discrepancies shall be subject to a 2% annual industry-standard "shrinkage" factor.

         3.2 OEM shall purchase from Wang all inventories of Parts upon termination of this Agreement. Repurchase price shall be at the most recent price charged to Wang for such Parts.



                                       30





                                   SCHEDULE G
                      CENTRAL/NORTH EUROPE SERVICE ADDENDUM


         Schedule No.                       Description
         ------------                       -----------

         G-1                                Wang Service Cities

         G-2                                Price Schedule and Payment Terms

         G-3                                Parts


                                       31





                                  SCHEDULE G-1
                               WANG SERVICE CITIES


               Central Europe                Tier

               Austria                          A
                 Gatz
                 Innsbruck
                 Linz
                 Salzburg
                 Vienna
               Germany                          A
                 Berlin
                 Bonn
                 Bremen
                 Cologne
                 Frankfurt
                 Hamburg
                 Hanover
                 Munich
                 Stuttgart
               Switzerland                      A
                 Bern
                 Geneva
                 Zurich

               Northern Europe               Tier

               Belgium                          A
                 Antwerp
                 Brussels
               The Netherlands                  A
                 Amsterdam
                 Rotterdam
                 The Hague
               Denmark                          A
                 Copenhagen
               Finland                          A
                 Helsinki

                                       32





               Ireland                          A
                 Belfast
                 Dublin
               Luxembourg                       A
                 Luxembourg
               Norway                           A
                 Oslo
               Sweden                           A
                 Goteborg
                 Jonkoping
                 Malmo
                 Orebro
                 Omskoldsvik
                 Stockhom
                 Sundsvall
                 Vaxjo
               United Kingdom                   A
                 Edinburgh
                 London

                                       33





                                  SCHEDULE G-2
              CENTRAL/NORTH EUROPE PRICE SCHEDULE AND PAYMENT TERMS


I.       Price Schedule for Next Business Day On-Site Service

                          Year One Pricing - Labor Only
                          -----------------------------
   Fails/               % Units           Warranty
     Unit                Failed           Charge/Unit
     ----                ------           -----------
    0.025                2.50%            [$CMD]
    0.030                3.00%            [$CMD]
    0.040                4.00%            [$CMD]
    0.050                5.00%            [$CMD]
    0.060                6.00%            [$CMD]
    0.070                7.00%            [$CMD]
    0.080                8.00%            [$CMD]
    0.090                9.00%            [$CMD]
    0.100               10.00%            [$CMD]
    0.200               20.00%            [$CMD]
    0.300               30.00%            [$CMD]
    0.400               40.00%            [$CMD]
    0.500               50.00%            [$CMD]
    0.600               60.00%            [$CMD]
    0.700               70.00%            [$CMD]
    0.800               80.00%            [$CMD]
    0.900               90.00%            [$CMD]
    1.000              100.00%            [$CMD]

II.      Extended Warranty Pricing

                           (Years Two, Three & Four) Pricing - Parts & Labor
                           -------------------------------------------------

                           Parts & Labor =                    [$CMD]

Within six (6) months of the date of this Agreement, the monthly minimum billing for Extended Warranty Service shall be [$CMD] ("Minimum Monthly Billing"). If the Minimum Monthly Billing falls below [$CMD] during any subsequent period of three (3) consecutive months, Wang may withdraw the Extended Warranty Service option for new End Users.



                                       34





                                  SCHEDULE G-3
                                      Parts


1. Spare part(s) will be drawn from consigned or NEXAR shipped inventory. The replenishment cycle for spare parts used in providing maintenance service must be consistent with meeting the contracted response requirements of this Agreement.

2. All spare parts are to be provided by NEXAR, at no charge to Wang, for the term of the agreement. The level of spares provided for these countries must be sufficient to enable service delivery per agreed contract terms.

3. All defective parts will be returned to NEXAR, or its authorized agent at no charge to Wang. Any applicable duty/customs fees and shipping costs are the responsibility of NEXAR. In no case should repair turnaround exceed 5 days after receipt of Wang returned defective parts.

4. NEXAR will provide, at no charge to Wang, any packaging materials necessary for returning defective parts. Any required special packaging is the responsibility of NEXAR.

5. Duties, Customs, and shipping fees are the responsibility of NEXAR. This includes any related fees Wang or its Authorized Distributors incur when taking delivery of NEXAR supplied spare parts.



                                       35





                                   SCHEDULE H
                         JAPAN/OKINAWA SERVICE ADDENDUM


Schedule No.                        Description
------------                        -----------

H-1                                 Wang Service Cities

H-2                                 Price Schedule and Payment Terms

H-3                                 Parts



                                       36





                                  SCHEDULE H-1
                               WANG SERVICE CITIES


                                          Tier
                                          ----

                        Japan              A
                          Fukuoka
                          Kobe
                          Kyoto
                          Nagoya
                          Naha
                          Osaka
                          Sapporo
                          Tokyo
                          Okinawa



                                       37




                                  SCHEDULE H-2
                 JAPAN/OKINAWA PRICE SCHEDULE AND PAYMENT TERMS


I.       Price Schedule for Next Business Day On-Site Service

                          Year One Pricing - Labor Only

  Fails/               % Units         Warranty
   Unit                Failed         Charge/Unit
   ----                ------         -----------
    0.025                2.50%            [$CMD]
    0.030                3.00%            [$CMD]
    0.040                4.00%            [$CMD]
    0.050                5.00%            [$CMD]
    0.060                6.00%            [$CMD]
    0.070                7.00%            [$CMD]
    0.080                8.00%            [$CMD]
    0.090                9.00%            [$CMD]
    0.100               10.00%            [$CMD]
    0.200               20.00%            [$CMD]
    0.300               30.00%            [$CMD]
    0.400               40.00%            [$CMD]
    0.500               50.00%            [$CMD]
    0.600               60.00%            [$CMD]
    0.700               70.00%            [$CMD]
    0.800               80.00%            [$CMD]
    0.900               90.00%            [$CMD]
    1.000              100.00%            [$CMD]

II.      Extended Warranty Pricing

                   (Years Two, Three & Four) Pricing - Parts & Labor
                   -------------------------------------------------

                   Parts & Labor =                    [$CMD]

Within six (6) months of the date of this Agreement, the monthly minimum billing for Extended Warranty Service shall be [$CMD] ("Minimum Monthly Billing"). If the Minimum Monthly Billing falls below [$CMD] during any subsequent period of three (3) consecutive months, Wang may withdraw the Extended Warranty Service option for new End Users.



                                       38